Exhibit 10(a)



   Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm


We consent to the reference to our firm under the caption "Independent Registered Public Accounting Firm" in Post-Effective Amendment No. 73 to the Registration Statement (Form N-4 No. 002-25618) and related Statement of Additional Information pertaining to Lincoln National Variable Annuity Fund A (Group). We also consent to the use of our reports dated (a) March 18, 2009, with respect to the consolidated financial statements of The Lincoln National Life Insurance Company and (b) February 13, 2009, with respect to the financial statements of Lincoln National Variable Annuity Fund A (Group), which are included in Post-Effective Amendment No. 70, which is incorporated by reference into Post-Effective Amendment No. 73.


                                        /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
July 15, 2009